Exhibit 99.1
                             Joint Filer Information
                             -----------------------


This Statement on Form 4 is filed by MatlinPatterson LLC, MatlinPatterson Global Opportunities Partners L.P., MatlinPatterson Global Opportunities Partners (Bermuda) L.P., MatlinPatterson Global Opportunities Partners B, L.P., MatlinPatterson Global Partners LLC, MatlinPatterson Global Advisers LLC, MatlinPatterson Asset Management LLC, David J. Matlin and Mark R. Patterson.

The principal business address of each of the Reporting Persons is 520 Madison Avenue, New York, NY 10022

Name of Designated Filer:  MatlinPatterson LLC

Issuer Name and Ticker Symbol: Polymer Group, Inc.  (POLGA.OB)

Date of Event Requiring Statement:   11/12/04




Date:  November 16, 2004         MATLINPATTERSON LLC

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Member

Date:  November 16, 2004         MATLINPATTERSON ASSET MANAGEMENT LLC

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Chairman


Date:  November 16, 2004         MATLINPATTERSON GLOBAL OPPORTUNITIES
                                 PARTNERS L.P.

                                      By:    MatlinPatterson Global Partners LLC
                                             as general partner

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Director



Date:  November 16, 2004         MATLINPATTERSON GLOBAL OPPORTUNITIES
                                 PARTNERS (BERMUDA) L.P.

                                      By:    MatlinPatterson Global Partners LLC
                                             as general partner

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Director

Date:  November 16, 2004         MATLINPATTERSON GLOBAL OPPORTUNITIES
                                 PARTNERS B L.P.

                                      By:    MatlinPatterson Global Partners LLC
                                             as general partner

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Director

Date:  November 16, 2004         MATLINPATTERSON GLOBAL PARTNERS LLC

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Director



Date:  November 16, 2004         MATLINPATTERSON GLOBAL ADVISERS LLC

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson
                                          Title:  Chairman


Date:  November 16, 2004         DAVID J. MATLIN

                                      By: /s/ DAVID J. MATLIN
                                          --------------------------------------
                                          Name:   David J. Matlin



Date:  November 16, 2004         MARK R. PATTERSON

                                      By: /s/ MARK R. PATTERSON
                                          --------------------------------------
                                          Name:   Mark R. Patterson